Contact:    Betty Feezor
Phone:      404-728-2363        For Immediate Release
                                ---------------------

                     NDC ANNOUNCES SECOND QUARTER RESULTS

ATLANTA, December 20, 2000 --- National Data Corporation (NDC: NYSE) today announced results for the second quarter of fiscal year 2001 ended November 30, 2000.

     Earnings per share was $.50 basic and $.48 per fully diluted share, prior to the effect of accounting for the spin-off of Global Payments and certain one time items. This compares to earnings of $.45 basic and $.44 per fully diluted share in the second quarter last year.

     Revenue for the period, net of operations divested in the last year, was $165.2 million. The comparable figure for last year's second quarter was $152.9 million. Revenue, including divested operations, was $166.3 million compared with $169.2 million last year. Revenue, net of divested operations, for NDC Health was $83.4 million compared to $71.2 million last year. Global Payments' comparable revenue was $81.8 million versus $81.7 million last year.

     Cash earnings, as reflected by EBITDA, was at an annualized rate of $178.0 million for the second quarter compared to $166.4 million annualized rate in last year's second quarter. This amounts to $5.41 per basic share. EBITDA margin in the quarter increased to 26.8% from 24.6% last year.

     Operating income for the period was $30.9 million versus $28.5 million in the previous year, with margins increasing to 18.6% from 16.8%.

     These results are shown on page 1 of the attachment.

     GAAP reporting for the quarter reflects accepted accounting practices that call for showing Global Payments as a discontinued operation, as well as including one time spin-off and restructuring costs at this time. The restructuring charges were identified publicly 12 months ago and are $2.2 million. Including these transactions, GAAP fully diluted earnings totaled $.19 per share versus a loss of ($.46) in last year's second quarter. The resulting figures are for the remaining Healthcare business. These are shown on page 2 for the second quarter and page 3 for year to date GAAP reporting.

     For Global Payments, second quarter revenue including divested operations was $82.6 million; operating income was $16.0 million; net income was $8.4 million and basic earnings per share was $.26.

     The balance sheet is strong and reflects reductions in accounts receivable days sales outstanding from 52 days on May 31, 2000 to 48 days currently. Bank debt has been reduced by 17% over the same period. On a year-to-date basis, cash flow from operations was $72.3 million.

     The company made significant progress during the quarter on the planned spin-off of its Global Payments subsidiary. A private letter ruling confirming the tax free nature of the transaction has been received from the Internal Revenue Service. All intercompany operating and service arrangements are complete and in effect. All executive positions have been filled for both companies. The remaining open item is completion of the registration process with the Securities and Exchange Commission for Global's securities. Global's Form 10 filing was recently amended to reflect the planned acquisition of Canadian Imperial Bank of Commerce's merchant acquiring business and the formation of a ten year marketing alliance announced on November 9, 2000.

     "The second quarter results were very good from several standpoints," said Robert A. Yellowlees, National Data Corporation Chairman and Chief Executive Officer. " First, revenue growth indicators in key business areas, cash earnings levels and margin expansion show positive signs. Second, the major strategic repositioning and consolidation was completed in the quarter. Finally, we completed all of the planning and operational tasks necessary for the new two company environment.

     "In the last five fiscal years we have had compound annual growth rates of 20% in revenue, 25% in EBITDA, 31% in operating income and 19% in cash flow from operations.

     "Since 1995 we have created two businesses that are both significantly larger than our original business was five years ago. Two businesses with broader product lines and more diverse distribution channels. They have stronger business models which generate greater cash earnings. And their breadth of talented people and management has continued to expand.

     "Now we are fully prepared for the pending spin off of Global Payments. It will provide our shareholders with two excellent franchises in very attractive markets. The businesses are well positioned to take advantage of the opportunities that the markets afford - with strong management and excellent leaders in Paul Garcia and Walter Hoff."

  National Data Corporation is a leading provider of electronic commerce solutions and health information services that add value to its customers' operations.

When used in this report, press releases, and elsewhere by management of National Data Corporation, from time to time, the words "believes," "anticipates," "expects," and similar expressions are intended to identify forward-looking statements concerning the Company's operations, economic performance and financial condition, including in particular, the Company's ability to realize the benefits of the change in our business, the write-offs, and the charges, including growth in revenue and earnings. These statements are based on a number of assumptions and estimates which are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of the Company, and reflect future business decisions which are subject to change. A variety of factors could cause actual results to differ materially from those anticipated in the Company's forward-looking statements, some of which include competition in the market for the Company's services, continued expansion of the Company's product and service offerings, product demand, market and customer acceptance, the effect of economic conditions, competition, pricing, development difficulties, the ability to consummate and integrate acquisitions, and other risk factors that are discussed from time to time in the Company's Securities and Exchange Commission ("SEC") reports and other filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligations to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or thereof, as the case may be, or to reflect the occurrence of unanticipated events.

                                      ###

                                   Consolidated Results, net of one time charges

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (ADJUSTED)
NATIONAL DATA CORPORATION AND SUBSIDIARIES


(In thousands, except per share data)
-----------------------------------------------------------------------------------------------------

                                                            Three Months Ended November 30,
                                                -----------------------------------------------------
                                                          2000                         1999
                                                ------------------------     ------------------------

Revenues (excluding divested businesses)                        $165,206                     $152,866
Revenues (divested businesses)                                     1,090                       16,335
                                                ------------------------     ------------------------
Revenues (total)                                                 166,296                      169,201
-----------------------------------------------------------------------------------------------------

Operating expenses:
     Cost of service                                              82,136                       85,169
     Sales, general and administrative                            53,253                       55,579
                                                -----------------------------------------------------
                                                                 135,389                      140,748
                                                -----------------------------------------------------

Operating income                                                  30,907                       28,453
-----------------------------------------------------------------------------------------------------
EBITDA                                                            44,505                       41,595

Other income (expense):
     Interest and other income                                       543                          427
     Interest and other expense                                   (3,276)                      (3,402)
     Minority interest in earnings                                (1,350)                        (923)
                                                -----------------------------------------------------
                                                                  (4,083)                      (3,898)
                                                -----------------------------------------------------

Income before income taxes                                        26,824                       24,555
Provision for income taxes                                        10,327                        9,454
-----------------------------------------------------------------------------------------------------
     Net income                                                 $ 16,497                     $ 15,101
                                                -----------------------------------------------------


Basic earnings per share:
     Basic earnings per share                                      $0.50                        $0.45
                                                -----------------------------------------------------

Diluted earnings per share:
     Diluted earnings per share                                    $0.48                        $0.44
                                                -----------------------------------------------------

                                                            Press Release Page 1

                                   GAAP Reporting: Includes divested businesses and one time charges

UNAUDITED CONSOLIDATED  STATEMENTS  OF  INCOME (LOSS)
NATIONAL DATA CORPORATION AND SUBSIDIARIES


(In thousands, except per share data)
------------------------------------------------------------------------------------------------------------------------------------

                                                                         Three Months Ended November 30,
                                                              -------------------------------------------------------
                                                                        2000                          1999
                                                              -------------------------     -------------------------

Revenues                                                                        $83,666                      $ 85,027
---------------------------------------------------------------------------------------------------------------------

Operating expenses:
     Cost of service                                                             49,349                        53,950
     Sales, general and administrative                                           19,381                        29,014
     Restructuring and impairment charges                                         2,156                        34,393
                                                              -------------------------------------------------------
                                                                                 70,886                       117,357
                                                              -------------------------------------------------------

Operating income (loss)                                                          12,780                       (32,330)
---------------------------------------------------------------------------------------------------------------------

Other income (expense):
     Interest and other income                                                       13                         2,361
     Interest and other expense                                                  (1,794)                       (1,745)
                                                              -------------------------------------------------------
                                                                                 (1,781)                          616
                                                              -------------------------------------------------------

Income (loss) before income taxes and discontinued operations                    10,999                       (31,714)
Provision (benefit) for income taxes                                              4,310                       (10,546)
---------------------------------------------------------------------------------------------------------------------
Income (loss) before discontinued operations                                      6,689                       (21,168)
Discontinued operations - PHSS, net of tax                                            -                        (2,323)
Discontinued operations - Global Payments Inc., net of tax                        8,407                         8,023
Discontinued operations - Spin-off Special Charge, net of tax                    (8,733)                            -
---------------------------------------------------------------------------------------------------------------------
     Net income (loss)                                                          $ 6,363                      $(15,468)
                                                              -------------------------------------------------------


Basic earnings per share:
     Income (loss) before discontinued operations                               $  0.20                      $ (0.63)
                                                              ------------------------------------------------------
     Discontinued operations - PHSS                                             $     -                      $ (0.07)
     Discontinued operations - Global Payments Inc.                             $  0.26                      $  0.24
     Discontinued operations - Spin-off Special Charge                          $ (0.27)                     $     -
                                                              -------------------------------------------------------
     Basic earnings (loss) per share                                            $  0.19                      $ (0.46)
                                                              ------------------------------------------------------

Diluted earnings (loss) per share:
     Income (loss) before discontinued operations                               $  0.20                      $ (0.63)
                                                              ------------------------------------------------------
     Discontinued operations - PHSS                                             $     -                      $ (0.07)
     Discontinued operations - Global Payments Inc.                             $  0.25                      $  0.24
     Discontinued operations - Spin-off Special Charge                          $ (0.27)                     $     -
                                                              -------------------------------------------------------
     Diluted earnings (loss) per share                                          $  0.19                      $ (0.46)
                                                              ------------------------------------------------------

                                                            Press Release Page 2

                                    GAAP Reporting: Includes divested businesses and one time charges


UNAUDITED CONSOLIDATED  STATEMENTS  OF  INCOME (LOSS)
NATIONAL DATA CORPORATION AND SUBSIDIARIES


(In thousands, except per share data)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           Six Months Ended November 30,
                                                                             ------------------------------------------------------
                                                                                       2000                            1999
                                                                             -------------------------     ------------------------

Revenues                                                                                      $169,540                     $170,747
-----------------------------------------------------------------------------------------------------------------------------------

Operating expenses:
     Cost of service                                                                            99,871                      104,693
     Sales, general and administrative                                                          40,546                       48,168
     Restructuring and impairment charges                                                        2,156                       34,393
                                                                             ------------------------------------------------------
                                                                                               142,573                      187,254
                                                                             ------------------------------------------------------

Operating income (loss)                                                                         26,967                      (16,507)
-----------------------------------------------------------------------------------------------------------------------------------

Other income (expense):
     Interest and other income                                                                      30                        3,742
     Interest and other expense                                                                 (3,753)                      (3,299)
                                                                             ------------------------------------------------------
                                                                                                (3,723)                         443
                                                                             ------------------------------------------------------
Income (loss) before income taxes and discontinued operations                                   23,244                      (16,064)
Provision (benefit) for income taxes                                                             9,024                       (4,529)
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) before discontinued operations                                                    14,220                      (11,535)
Discontinued operations - PHSS, net of tax                                                           -                      (18,223)
Discontinued operations - Global Payments Inc., net of tax                                      17,056                       19,227
Discontinued operations - Spin-off Special Charge, net of tax                                   (8,733)                           -
-----------------------------------------------------------------------------------------------------------------------------------
     Net income (loss)                                                                        $ 22,543                     $(10,531)
                                                                             ------------------------------------------------------


Basic earnings per share:
     Income (loss) before discontinued operations                                             $   0.43                      $ (0.35)
                                                                             ------------------------------------------------------
     Discontinued operations - PHSS                                                           $      -                      $ (0.55)
     Discontinued operations - Global Payments Inc.                                           $   0.52                      $  0.58
     Discontinued operations - Spin-off Special Charge                                        $  (0.27)                     $     -
                                                                              -----------------------------------------------------
     Basic earnings (loss) per share                                                          $   0.69                      $ (0.32)
                                                                             ------------------------------------------------------

Diluted earnings (loss) per share:
     Income (loss) before discontinued operations                                             $   0.42                      $ (0.35)
                                                                             ------------------------------------------------------
     Discontinued operations - PHSS                                                           $      -                      $ (0.55)
     Discontinued operations - Global Payments Inc.                                           $   0.51                      $  0.55
     Discontinued operations - Spin-off Special Charge                                        $  (0.27)                     $     -
                                                                              -----------------------------------------------------
     Diluted earnings (loss) per share                                                        $   0.67                      $ (0.32)
                                                                              -----------------------------------------------------

                                                                                                             Press Release Page 3


UNAUDITED CONSOLIDATED BALANCE SHEETS
NATIONAL DATA CORPORATION AND SUBSIDIARIES

(In thousands, except share and per share data)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                        November 30,                   May 31,
                                                                                            2000                        2000
                                                                                     ------------------          ------------------
ASSETS
Current assets:
  Cash and cash equivalents                                                                    $  7,286                    $  1,789
  Accounts receivable                                                                            61,648                      73,025
  Allowance for doubtful accounts                                                                (6,243)                     (7,316)
                                                                                     ------------------          ------------------
     Accounts receivable, net                                                                    55,405                      65,709
                                                                                     ------------------          ------------------
  Income tax receivable                                                                          28,867                       1,962
  Deferred income taxes                                                                             298                      20,097
  Prepaid expenses and other current assets                                                      17,275                      13,857
                                                                                     ------------------          ------------------
      Total current assets                                                                      109,131                     103,414
                                                                                     ------------------          ------------------

Property and equipment, net                                                                      79,130                      69,265
Intangible assets, net                                                                          217,275                     214,800
Deferred income taxes                                                                            15,565                      32,247
Investments                                                                                      36,322                       5,948
Other                                                                                             9,539                       4,346
Net assets of discontinued operations                                                           205,702                     220,312
                                                                                     ------------------          ------------------
Total Assets                                                                                   $672,664                    $650,332
                                                                                     ==================          ==================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Line of credit                                                                               $ 57,000                    $ 68,500
  Current portion of long-term debt                                                                 164                         159
  Obligations under capital leases                                                                5,362                       5,803
  Accounts payable and accrued liabilities                                                       57,183                      55,082
  Accrued spinoff related liabilities                                                            10,819                           -
  Deferred income                                                                                23,899                      23,319
                                                                                     ------------------          ------------------
      Total current liabilities                                                                 154,427                     152,863
                                                                                     ------------------          ------------------
Long-term debt                                                                                  152,425                     152,495
Obligations under capital leases                                                                  1,607                       1,793
Other long-term liabilities                                                                      15,016                      13,045
                                                                                     ------------------          ------------------
      Total liabilities                                                                         323,475                     320,196
                                                                                     ------------------          ------------------
Commitments and contingencies

Shareholders' equity:
  Preferred stock, par value $1.00 per share; 1,000,000 shares authorized,
    none issued                                                                                      -                           -
  Common stock, par value $.125 per share; 200,000,000 shares authorized;
    33,953,008 shares issued                                                                      4,244                       4,244
  Capital in excess of par value                                                                348,174                     349,387
  Treasury stock, at cost, 1,019,859 and 1,211,880 shares, respectively                         (26,897)                    (31,960)
  Retained earnings                                                                              38,375                      20,763
  Deferred compensation                                                                          (6,798)                     (7,332)
  Unrealized holding loss                                                                        (4,264)                     (1,727)
  Cumulative translation adjustment                                                              (3,645)                     (3,239)
                                                                                     ------------------          ------------------
      Total shareholders' equity                                                                349,189                     330,136
                                                                                     ------------------          ------------------
Total Liabilities and Shareholders' Equity                                                     $672,664                    $650,332
                                                                                     ==================          ==================

                                                                                                                Press Release Page 4
